Supplement dated August July 30, 2014 to the Legacy and Pinnacle II

Variable Universal Life Insurance Prospectuses dated May 1, 2014

Issued By Columbus Life Insurance Company through its Separate Account 1

This is a supplement to the prospectuses identified above.  This supplement describes a change to Sub-Account Investment Options available through your variable life insurance policy.  Please retain this supplement for future reference.

Changes to Trust and Portfolio Names Effective August 11, 2014

•                  The DWS Investment VIT Funds trust will become Deutsche Investment VIT Funds trust

•                  The DWS Small Cap Index VIP Fund will become Deutsche Small Cap Index VIP Fund

•                  The DWS Equity 550 VIP Fund will become Deutsche Equity 500 Index VIP Fund

This is for informational purposes only.  You are not required to take any action.  If you need assistance, you can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.